Exhibit 4.2

4.450% SENIOR NOTES DUE 2029
4.900% SENIOR NOTES DUE 2030
5.650% SENIOR NOTES DUE 2035
FIRST SUPPLEMENTAL
INDENTURE
between
BAXTER INTERNATIONAL INC.,
as Issuer
and
U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,
as Trustee
Dated as of December 4, 2025

EXHIBIT A-1	Form of 2029 Note

EXHIBIT A-2	Form of 2030 Note

EXHIBIT A-3	Form of 2035 Note

FIRST SUPPLEMENTAL INDENTURE, dated as of December 4, 2025 (this “Supplemental Indenture”), between Baxter International Inc., a Delaware corporation (the “Company”), and U.S. Bank Trust Company, National Association, as Trustee, under the Indenture, dated as of July 29, 2021 (the “Indenture”), between the Company and U.S. Bank Trust Company, National Association, as successor in interest to U.S. Bank National Association, as trustee (the “Trustee”).
WHEREAS, the Company executed and delivered the Indenture to the Trustee to provide for, among other things, the issuance from time to time of the Company’s debt securities in one or more series as might be authorized under the Indenture;
WHEREAS, the Indenture provides that the Company and the Trustee may enter into an indenture supplemental to the Indenture to establish the form and terms of any series of Securities (as defined in the Indenture) as provided by Sections 2.01 and 3.01 of the Indenture;
WHEREAS, the Board of Directors of the Company has duly adopted resolutions authorizing the Company to issue the Securities provided for in this Supplemental Indenture;
WHEREAS, the Company desires to enter into this Supplemental Indenture to provide for the establishment of three series of Securities (as defined in the Indenture) to be known as (i) the 4.450 % Senior Notes due 2029 (the “2029 Notes”), (ii) the 4.900% Senior Notes due 2030 (the “2030 Notes”) and (iii) the 5.650% Senior Notes due 2035 (the “2035 Notes,” and, together with the 2029 Notes and the 2030 Notes, the “Notes”), the form, substance, terms, provisions and conditions of which shall be set forth in the Indenture and this Supplemental Indenture; and
WHEREAS, the Company has requested that the Trustee execute and deliver this Supplemental Indenture in order to satisfy all requirements necessary to make (i) this Supplemental Indenture a valid instrument in accordance with its terms and (ii) the Securities provided for hereby, when executed and delivered by the Company and authenticated by the Trustee, the valid obligations of the Company.
NOW THEREFORE, each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the Holders of the Notes:

ARTICLE I
DEFINITIONS
1.01    Definition of Terms. Unless the context otherwise requires:
(a)    a term defined in the Indenture has the same meaning when used in this Supplemental Indenture unless the definition of such term is amended and supplemented pursuant to this Supplemental Indenture;
(b)    a term defined anywhere in this Supplemental Indenture has the same meaning throughout;
(c)    the singular includes the plural and vice versa;
(d)    a reference to a Section or Article is to a Section or Article of this Supplemental Indenture;
(e)    headings are for convenience of reference only and do not affect interpretation; and
(f)    the following terms have the meanings given to them in this Section 1.01(f):
“Depositary” means the clearing agency registered under the Exchange Act that is designated to act as the Depositary for the Global Notes. The Depository Trust Company shall be the initial Depositary, until a successor shall have been appointed and become such pursuant to the applicable provisions of the Indenture, and thereafter, “Depositary” shall mean or include such successor.
“Global Notes” shall have the meaning set forth in Section 2.06(b).
“Initial Notes” means, with respect to a series of Notes, (i) all Notes of such series issued on the first date that the Notes of such series were originally issued under this Supplemental Indenture and (ii) any Notes of such series issued in replacement therefor.
“Moody’s” means Moody’s Investors Service, Inc.
“Notes” shall have the meaning set forth in the recitals above and shall include any Global Note.
“Rating” shall have the meaning set forth in Section 2.05(a).
“Substitute Rating Agency” shall have the meaning set forth in Section 2.05(a).
“S&P” means S&P Global Ratings, a division of S&P Global, Inc.

ARTICLE II
THE NOTES
2.01    Designation. The Company hereby establishes (a) a series of Securities designated the “4.450% Senior Notes due 2029”, (b) a series of Securities designated the “4.900% Senior Notes due 2030”, and (c) a series of Securities designated the “5.650% Senior Notes due 2035”, in each case, for issuance under the Indenture, as supplemented by this Supplemental Indenture.
2.02    Principal Amount; Series Treatment.
(a)    The 2029 Notes shall be initially limited to an aggregate principal amount of $300,000,000, the 2030 Notes shall be initially limited to an aggregate principal amount of $700,000,000 and the 2035 Notes shall be initially limited to an aggregate principal amount of $1,000,000,000. The Company may, from time to time, issue additional Notes of any series, without the consent of the Holders of such series of Notes, so that such additional Notes and the Outstanding Notes of such series will be consolidated together and form a single series of Securities under the Indenture as supplemented by this Supplemental Indenture; provided that, the Company shall not issue any additional Notes as part of the same series of Securities as the Outstanding Notes of a series, unless such additional Notes are fungible with the Outstanding Notes of such series for U.S. Federal income tax purposes. Any increase in the aggregate principal amount of any series of Notes shall be evidenced by an Officers’ Certificate to be delivered to the Trustee, without any further action by the Company.
(b)    Any additional Notes issued under Section 2.02(a) shall have the same terms in all respects as the corresponding series of Notes, except for the issue date and that interest will accrue on such additional Notes from the most recent date to which interest has been paid on the Notes of such series (other than such additional Notes of such series) or if no interest has been paid on the Outstanding Notes of such series, from the first date that such Outstanding Notes were originally issued under the Indenture, as supplemented by this Supplemental Indenture.
(c)    For all purposes of the Indenture and this Supplemental Indenture, all 2029 Notes, whether Initial Notes or additional Notes issued under Section 2.02(a), shall constitute one series of Securities and shall vote together as one series of Securities.
(d)    For all purposes of the Indenture and this Supplemental Indenture, all 2030 Notes, whether Initial Notes or additional Notes issued under Section 2.02(a), shall constitute one series of Securities and shall vote together as one series of Securities.
(e)    For all purposes of the Indenture and this Supplemental Indenture, all 2035 Notes, whether Initial Notes or additional Notes issued under Section 2.02(a), shall constitute one series of Securities and shall vote together as one series of Securities.
(f)    The Notes of each series shall be issued in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

2.03    Maturity. The 2029 Notes will become due and payable on February 15, 2029, the 2030 Notes will become due and payable on December 15, 2030, and the 2035 Notes will become due and payable on December 15, 2035.
2.04    Interest. Interest on the 2029 Notes will accrue at a rate of 4.450% per annum, interest on the 2030 Notes will accrue at a rate of 4.900% per annum, and interest on the 2035 Notes will accrue at a rate of 5.650% per annum, in each case, from December 4, 2025 until the principal thereof becomes due and payable or to the date of redemption or repurchase (if any) of the Notes. Interest on each series of the Notes will be payable as follows (each applicable date being an “Interest Payment Date”): (i) interest on the 2029 Notes will be payable semi-annually on February 15 and August 15 of each year, beginning on February 15, 2026, (ii) interest on the 2030 Notes will be payable semi-annually on June 15 and December 15 of each year, beginning on June 15, 2026, and (iii) interest on the 2030 Notes will be payable semi-annually on June 15 and December 15 of each year, beginning on June 15, 2026. Interest will be payable on each series of Notes to the Holders of record thereof as of the close of business on the date that is (i) in the case of Notes represented by a Global Note, the close of business on the Business Day immediately prior to the applicable Interest Payment Date and (ii) in all other cases, 15 calendar days preceding each applicable Interest Payment Date, whether or not a Business Day (each, a “Regular Record Date”).
2.05    Interest Rate Adjustment.
(a)    The interest rate payable on each series of Notes will be subject to adjustment from time to time (1) if either Moody’s or S&P downgrades (or subsequently upgrades) the debt rating applicable to the Notes of a series (a “Rating”) or (2) if either Moody’s or S&P ceases to rate the Notes of that series or fails to make a Rating of the Notes of that series publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) under the Exchange Act selected by the Company as a replacement agency for Moody’s or S&P (a “Substitute Rating Agency”), downgrades (or subsequently upgrades), or discontinues, a Rating of the Notes of that series as set forth below.
(i)    If the Rating from Moody’s (or a Substitute Rating Agency therefor) applicable to the Notes of a series is decreased to a Rating set forth in the immediately following table (or the equivalent rating in the case of any Substitute Rating Agency ), the interest rate on the Notes of such series will increase from those set forth in Section 2.04 by the percentage set forth in the following table opposite that Rating:

Rating	Percentage
Ba1	25 basis points
Ba2	50 basis points
Ba3	75 basis points
B1 or below	100 basis points

(ii)    If the Rating from S&P (or a Substitute Rating Agency therefor) applicable to the Notes of a series is decreased to a Rating set forth in the immediately following table (or the equivalent rating in the case of any Substitute Rating Agency ), the interest rate on the Notes of such series will increase from those set forth in Section 2.04 by the percentage set forth in the following table opposite that Rating:

Rating	Percentage
BB+	25 basis points
BB	50 basis points
BB-	75 basis points
B+ or below	100 basis points
(b)    For purposes of making adjustments to the interest rate on the Notes pursuant to Section 2.05(a), the following rules of interpretation will apply:
(i)    If Moody’s or S&P (or, in either case, a Substitute Rating Agency therefor) subsequently increases its Rating applicable to the Notes of a series to any of the threshold Ratings set forth above, the interest rate on the Notes of such series will be decreased such that the interest rate for the Notes of such series equals the applicable interest rate set forth in Section 2.04 plus the percentage set forth opposite the Ratings from the tables above in effect immediately following the increase. Each adjustment required by any decrease or increase in a Rating set forth in Section 2.05(a) above, whether occasioned by the action of Moody’s or S&P (or, in either case, a Substitute Rating Agency therefor), shall be made independent of any and all other adjustments. In no event shall (1) the interest rate for any series of the Notes be reduced to below the interest rate set forth for such series of Notes in Section 2.04 or (2) the total increase in the interest rate on any series of the Notes exceed 2.00% above the interest rate set forth for such series in Section 2.04. If Moody’s (or a Substitute Rating Agency therefor) increases its Rating applicable to the Notes of such series to Baa2 or higher and S&P (or a Substitute Rating Agency therefor) increases its Rating applicable to the Notes of such series to BBB or higher (or one of these Ratings if the Notes are only rated by one rating agency), the interest rate on such series of Notes will remain at, or be decreased to, as the case may be, the interest rate for such series of the Notes set forth in Section 2.04 (and if one such upgrade occurs and the other does not, the interest rate on the Notes of such series will be decreased so that it does not reflect any increase attributable to the upgrading ratings agency), and no subsequent downgrades in a Rating shall result in an adjustment of the interest rates on the Notes of such series as provided herein.
(ii)    If at any time Moody’s or S&P (or, in either case, a Substitute Rating Agency therefor) ceases to provide a Rating of the Notes of a series for reasons outside of the Company’s control, the Company will use its commercially reasonable efforts to obtain a Rating of such series of Notes from a Substitute Rating Agency, to the extent one exists, and if a Substitute Rating Agency exists, for purposes of determining any increase or decrease in the interest rate on the Notes of a series pursuant to Section 2.05(a), (1) such Substitute Rating Agency will be substituted for the ratings agency which has since ceased to provide such Rating, (2) the relative rating scale used by such Substitute Rating Agency to assign ratings to senior unsecured debt will be determined in good faith by an independent investment banking institution of national standing appointed by the Company and, for purposes of determining the applicable Ratings included in the applicable table in Section 2.05(a) with respect to such Substitute Rating Agency, such Ratings will be deemed to be the equivalent ratings used by the ratings agency which has since ceased to provide such Rating in such table and (3) the interest rate on the Notes of such series will increase or decrease, as the case may be, such that the interest rate equals the interest rate payable on the Notes of such series on the date of their initial issuance plus the appropriate percentage, if any, set forth opposite the Rating from such Substitute Rating Agency in the applicable table in Section 2.05(a) (taking into account the provisions of clause (2) above), plus any applicable percentage resulting from a decreased Rating by the other ratings agency.
(iii)    If either Moody’s or S&P (or, in either case, a Substitute Rating Agency therefor) ceases to provide a Rating of the Notes of a series and the Company has not replaced such rating agency with a Substitute Rating Agency in accordance with Section 2.05(b)(ii) above, the interest rate on the Notes of such series will increase or decrease, as the case may be, such that the interest rate equals the interest rate payable on the Notes of such series on the date of their initial issuance plus twice any applicable percentage resulting from a decreased Rating by the other ratings agency. Any subsequent increase or decrease in the interest rates of the Notes necessitated by a reduction or increase in the Rating by the agency continuing to provide the Rating shall be twice the percentage set forth in the applicable table in Section 2.05(a); provided that the total increase in the interest rate on any series of the Notes shall not exceed 2.00% above the interest rate set forth for such series in Section 2.04. No adjustments in the interest rates of the Notes shall be made solely as a result of either Moody’s or S&P (or, in either case, a Substitute Rating Agency therefor) ceasing to provide a Rating of the Notes of a series. If both Moody’s and S&P (or, in either case, a Substitute Rating Agency therefor) cease to provide a Rating, and no Substitute Rating Agency has provided a Rating, the interest rates on the Notes of such series will increase to, or remain at, as the case may be, 2.00% above the applicable interest rate set forth in Section 2.04.
(iv)    Any interest rate increase or decrease, as described above, will take effect from the first day of the interest period commencing after the date on which a Rating change occurs that requires an adjustment in the interest rates. If Moody’s or S&P (or, in either case, a Substitute Rating Agency therefor) changes its Rating of the Notes of a series more than once during any particular interest period, the last change by such agency during such interest period will control for purposes of any interest rate increase or decrease with respect to the Notes of such series described above relating to such rating agency’s action.
(v)    For purposes of this Section 2.05 the term “interest period” shall mean the period from and including an Interest Payment Date (or if prior to the first Interest

Payment Date, from and including December 4, 2025) to but excluding the next succeeding Interest Payment Date.
(c)    The Company shall give the Trustee prompt written notice of any increase or decrease, pursuant to this Section 2.05, in the interest rate on the Notes of any series, which notice shall set forth the amount of such increase or decrease, the basis therefor and the date from which such increase or decrease shall take effect. The Trustee shall have no duty to independently determine whether any such increase or decrease has occurred, the amount of such increase or decrease or the date from which such increase or decrease shall take effect and shall be entitled to conclusively rely as to such matters on the foregoing written notice from the Company and incur no liability in connection with such written notice or any increase or decrease that has occurred.
2.06    Form of Notes.
(a)    The Notes shall contain the terms set forth in, and shall be substantially in the forms of, Exhibit A-1 with respect to the 2029 Notes, Exhibit A-2 with respect to the 2030 Notes and Exhibit A-3 with respect to the 2035 Notes, each as attached hereto. The terms and provisions contained in the forms of Notes set forth in Exhibits A-1, A-2 and A-3 shall constitute, and are hereby expressly made, a part of the Indenture, as supplemented by this Supplemental Indenture.
Any of the Notes may have such letters, numbers or other marks of identification and such notations, legends, endorsements or changes as the Authorized Officers executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of the Indenture, as supplemented by this Supplemental Indenture, or as may be required by the Depositary or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange or automated quotation system on which the Notes may be listed, or to conform to usage, or to indicate any special limitations or restrictions to which any particular Notes are subject.
(b)    So long as the Notes are eligible for book-entry settlement with the Depositary, or unless otherwise required by law, or otherwise contemplated herein, each series of the Notes shall be represented by one or more Global Notes registered in the name of the Depositary or the nominee of the Depositary.
The Notes shall be issued initially in the form of one or more permanent Global Securities in registered form, substantially in the forms set forth in Exhibits A-1, A-2 and A-3 (the “Global Notes”), each registered in the name of the Depositary or its nominee, deposited with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary or its nominee, in accordance with the instructions given by the Holder thereof, as hereinafter provided.

The transfer and exchange of beneficial interests in any such Global Note shall be effected through the Depositary in accordance with the Indenture and its Applicable Procedures. Except as provided in the Indenture, beneficial owners of a Global Note shall not be entitled to have certificates registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and will not be considered Holders of such Global Note.
Any Global Note shall represent such of the Outstanding Notes as shall be specified therein and shall provide that it shall represent the aggregate amount of Outstanding Notes from time to time endorsed thereon and that the aggregate amount of Outstanding Notes represented thereby may from time to time be increased or reduced to reflect redemptions, transfers or exchanges permitted hereby. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the amount of Outstanding Notes represented thereby shall be made by the Trustee in such manner and upon instructions given by the Holder of such Notes in accordance with the Indenture and this Supplemental Indenture. Payment of principal of and interest and premium, if any, on any Global Note shall be made to the Holder of such Note.
2.07    Transfer Restrictions. The following provisions shall apply only to a Global Note:
(i)    Each Global Note authenticated under this Supplemental Indenture shall be registered in the name of the Depositary or a nominee thereof and delivered to such Depositary or a nominee thereof or Trustee if the Trustee is acting as custodian for the Depositary or its nominee with respect to such Global Note, and each such Global Note shall constitute a single Note for the applicable series for all purposes of the Indenture and this Supplemental Indenture.
(ii)    Notwithstanding any other provision in this Supplemental Indenture, no Global Note may be exchanged in whole or in part for Notes registered, and no transfer of a Global Note in whole or in part may be registered, in the name of any Person other than the Depositary or a nominee thereof except as provided in Section 3.05 of the Indenture. Any Note issued in exchange for a Global Note or any portion thereof shall be a Global Note; provided that any such Note so issued that is registered in the name of a Person other than the Depositary or a nominee thereof shall not be a Global Note.
(iii)    Securities issued in exchange for a Global Note or any portion thereof pursuant to clause (ii) above shall be issued pursuant to Section 3.05 of the Indenture.
(iv)    At such time as all interests in a Global Note have been redeemed, repurchased, converted, canceled or exchanged for Notes of an applicable series in certificated form, such Global Note shall, upon receipt thereof, be canceled by the Trustee in accordance with standing procedures and instructions existing between the Depositary and the Trustee. At any time prior to such cancellation, if any interest in a Global Note is redeemed, repurchased, converted, canceled or exchanged for Notes of an applicable series in certificated form, the principal amount of such Global Note shall, in accordance with the standing procedures and instructions existing between the Depositary and the Trustee, be appropriately reduced, and an endorsement shall be made on such Global Note, by the Trustee or at the direction of the Trustee, to reflect such reduction.
2.08    Transfers and Exchanges. Each series of the Notes shall be transferred and exchanged by the Holders thereof and the Trustee in accordance with the terms and conditions set forth in Section 3.05 of the Indenture.
ARTICLE III
REDEMPTION OF THE NOTES
3.01    Optional Redemption by Company. Each series of Notes may be redeemed at the option of the Company on the terms and conditions set forth, as applicable, in the forms of Note set forth as Exhibits A-1, A-2 and A-3.
ARTICLE IV
CHANGE OF CONTROL
4.01    Offer to Purchase Upon Change of Control Triggering Event. Upon the occurrence of a Change of Control Triggering Event (as defined in the forms of Note set forth as Exhibits A-1, A-2 and A-3), and unless the Company has exercised its option to redeem a series of the Notes pursuant to Section 3.01, the Company shall be required to make an offer to each holder of such series of the Notes to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that holder’s Notes on the terms and conditions set forth, as applicable, in the forms of Note set forth as Exhibits A-1, A-2 and A-3.
ARTICLE V
EXECUTION OF THE NOTES
5.01    Execution; Certificates. The Notes and any Officers’ Certificate to be delivered under the Indenture in connection with the authentication and delivery of the Notes shall be executed and delivered as set forth in the Indenture. The Trustee may authenticate the Notes by facsimile or manual signature.
ARTICLE VI
MISCELLANEOUS
6.01    Ratification of Indenture. The Indenture, as supplemented by this Supplemental Indenture, is in all respects ratified and confirmed, and this Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided.
6.02    Trustee Not Responsible for Recitals. The recitals herein contained are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to and shall not be responsible for the validity or sufficiency of this Supplemental Indenture or the Notes. The Trustee shall not be accountable for the use or application by the Company of the Notes or the proceeds thereof.

6.03    Governing Law. This Supplemental Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York, as applied to contracts made and performed within the State of New York, without regard to principles of conflicts of law.
6.04    Separability. In case any one or more of the provisions contained in this Supplemental Indenture or in the Notes shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Supplemental Indenture or of the Notes, but this Supplemental Indenture and the Notes shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.
6.05    Counterparts. This Supplemental Indenture may be executed in any number of counterparts each of which shall be an original, but such counterparts shall together constitute but one and the same instrument. The exchange of copies of this Supplemental Indenture and of signature pages by facsimile, PDF or other electronic transmission shall constitute effective execution and delivery of this Supplemental Indenture and signature pages as to the parties hereto and may be used in lieu of the original Supplemental Indenture and signature pages for all purposes. Signatures of the parties hereto transmitted by facsimile, PDF or other electronic transmission shall be deemed to be their original signatures for all purposes. The words “execute”, “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to any document to be signed in connection with this Supplemental Indenture and the transactions contemplated hereby or thereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. As used herein, “electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or other record.
6.06    Trustee Disclaimer. The Trustee accepts the amendments of the Indenture effected by this Supplemental Indenture, but on the terms and conditions set forth in the Indenture, including the terms and provisions defining and limiting the liabilities and responsibilities of the Trustee. Without limiting the generality of the foregoing, the Trustee shall not be responsible in any manner whatsoever for or with respect to any of the recitals or statements contained herein, all of which recitals or statements are made solely by the Company, or for or with respect to (i) the validity or sufficiency of this Supplemental Indenture or any of the terms or provisions hereof, (ii) the proper authorization hereof by the Company by action or otherwise, (iii) the due execution hereof by the Company or (iv) the consequences of any amendment herein provided for, and the Trustee makes no representation with respect to any such matters.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed as of the date first above written.

BAXTER INTERNATIONAL INC.

By:
	Name:	Karen Leets
	Title:	Senior Vice President and Treasurer

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,
as Trustee

By:
	Name:	Laurel Casasanta
	Title:	Vice President
[Signature Page to the Supplemental Indenture]

EXHIBIT A-1
[FACE OF NOTE]
Each Global Note shall bear the following legend:
[THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR TO A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.]
Each Global Note having The Depository Trust Company as the Depositary shall have the following legend:
[UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUIRED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

CUSIP No. 071813 DC0
ISIN US071813DC01
BAXTER INTERNATIONAL INC.
4.450% Senior Notes due 2029

No. A-	$__________
Baxter International Inc., a Delaware corporation (the “Company”), for value received, hereby promises to pay to ________ or registered assigns, at the office or agency of the Company in the City of New York, the principal sum [of ___________ DOLLARS ($__________)]1 [set forth on Schedule I attached hereto (as the same may be revised from time to time)]2 on February 15, 2029, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semiannually on February 15 and August 15 of each year, commencing on February 15, 2026, on said principal sum at said office or agency, in like coin or currency, at the rate per annum specified in the title of this Note, from the February 15 and August 15, as the case may be, next preceding the date of this Note to which interest has been paid on the Notes, unless the date hereof is a date to which interest has been paid on the Notes, in which case from the date of this Note, or unless no interest has been paid on the Notes, in which case from December 4, 2025 until payment of said principal sum has been made or duly provided for; provided, that payment of interest may be made at the option of the Company by check mailed to the address of the person entitled thereto as such address shall appear on the Security Register or by wire transfer to an account maintained by the payee with a bank located in the United States.
Notwithstanding the foregoing, if the date hereof is after [January 31 or July 31, as the case may be, and before the following February 15 or August 15]3 [the Business Day (as defined herein) immediately prior to the following February 15 or August 15 and before such February 15 or August 15]4, this Note shall bear interest from such February 15 or August 15; provided, that, if the Company shall default in the payment of interest due on such February 15 or August 15, then this Note shall bear interest from the next preceding February 15 or August 15, to which interest has been paid on the Notes or, if no interest has been paid on the Notes, from December 4, 2025. The interest so payable on any February 15 or August 15 will, subject to certain exceptions provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Note is registered at the close of business on [the January 31 or July 31 (whether or not a Business Day (as defined herein)), as the case may be, preceding such February 15 or August 15]5 [the Business Day (as defined herein) immediately prior to such February 15 or August 15]6. Interest on this Note will be calculated on the basis of a 360-day year of twelve 30-day months.
1 Insert for Certificated Notes.
2 Insert for Global Notes.
3 Insert for Certificated Notes.
4 Insert for Global Notes.
5 Insert for Certificated Notes.
6 Insert for Global Notes.

Reference is made to the further provisions of this Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.
This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to on the reverse hereof.
2

IN WITNESS WHEREOF, Baxter International Inc. has caused this instrument to be duly executed on the date set forth below.
Dated:

BAXTER INTERNATIONAL INC.

By:
Name:
Title:

(FORM OF CERTIFICATION OF AUTHENTICATION)
CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the series designated herein issued under the within-mentioned Indenture.
Dated:

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,
as Trustee

By:
Authorized Signatory

REVERSE SIDE OF NOTE
BAXTER INTERNATIONAL INC.
4.450 % Senior Notes due 2029
This Note is one of a duly authorized issue of Securities of the Company of the series hereinafter specified, all issued or to be issued under and pursuant to an Indenture, dated as of July 29, 2021 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of December 4, 2025 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and U.S. Bank Trust Company, National Association, as trustee (herein called the “Trustee” which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Securities. This Note is one of a series of Securities of the Company designated as the 4.450% Senior Notes due 2029 (the “Notes”), initially limited in aggregate principal amount of $300,000,000, subject to the issuance of additional Notes as provided in the Indenture. Terms used but not defined herein shall have the respective meanings set forth in the Indenture.
As provided in Section 2.05 of the First Supplemental Indenture, the interest rate payable on this Note will be subject to adjustment from time to time (1) if either Moody’s or S&P downgrades (or subsequently upgrades) the debt rating applicable to the Notes (a “Rating”) or (2) if either Moody’s or S&P ceases to rate the Notes or fails to make a Rating of the Notes publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) under the Exchange Act selected by the Company as a replacement agency for Moody’s or S&P, downgrades (or subsequently upgrades), or discontinues, a Rating of the Notes.
If any Interest Payment Date, maturity date or redemption date of this Note falls on a day that is not a Business Day, payment will be made on the next succeeding Business Day, and no interest will accrue for the period from and after such Interest Payment Date, maturity date or redemption date, as the case may be, to the next succeeding Business Day. As used in this Note, the term “Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the City of New York are authorized or obligated by or pursuant to law, regulation or executive order to close.
The Indenture contains provisions for the defeasance at any time of the entire indebtedness of the Notes or certain covenants set forth in the Indenture applicable to the Notes upon compliance by the Company of certain conditions set forth therein, which provisions apply to this Note.
Prior to January 15, 2029 (such date, the “Par Call Date”), the Company may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a redemption price

(expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:
(1)(a) the sum of the present value of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points, less (b) interest accrued to the date of redemption, and
(2)100% of the principal amount of the Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to, but excluding, the redemption date.
On or after the Par Call Date, the Company may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.
“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs.
The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities-Treasury constant maturities-Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields - one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life - and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.
If on the third business day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second
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business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.
The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.
Any redemption made at the option of the Company (an “Optional Redemption”) shall be made upon not less than 10 days nor more than 60 days’ prior notice before the redemption date to the Holders, except that notice may be given more than 60 days prior to the date fixed for redemption if the notice is issued in connection with a defeasance, covenant defeasance or satisfaction and discharge. Any such notice of redemption may, in the Company’s discretion, be given subject to the satisfaction of one or more conditions precedent. In that case, such notice of redemption shall describe each such condition, and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied or waived by the Company by the relevant redemption date. In the case of a partial redemption, selection of the Notes for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the Note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the Holder of the Note upon surrender for cancellation of the original Note. For so long as the Notes are held by DTC (or another Depositary), the redemption of the Notes shall be done in accordance with the policies and procedures of the Depositary. Unless the Company defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Notes or portions thereof called for redemption.
If a Change of Control Triggering Event (as defined below) occurs, unless the Company has exercised its option to redeem the Notes (as described above), the Company shall be required to make an offer (the “Change of Control Offer”) to each holder of the Notes to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that holder’s Notes on the terms set forth below. In the Change of Control Offer, the Company shall be
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required to offer payment in cash equal to 101% of the aggregate principal amount of Notes repurchased, plus accrued and unpaid interest, if any, on the Notes repurchased to, but excluding, the date of repurchase (the “Change of Control Payment”), subject to the right of holders of record of the Notes on the relevant Record Date to receive interest due on the relevant Interest Payment Date. Within 30 days following any Change of Control Triggering Event or, at the option of the Company, prior to any Change of Control, but after public announcement of the transaction that constitutes or may constitute the Change of Control, a notice shall be mailed (or, with respect to Global Notes, to the extent permitted or required by applicable Depositary procedures, sent electronically) to holders of the Notes with a copy to the Trustee describing the transaction that constitutes or may constitute the Change of Control Triggering Event and offering to repurchase the Notes on the date specified in the notice, which date shall be no earlier than 30 days and no later than 60 days from the date such notice is mailed or sent (the “Change of Control Payment Date”). The notice shall, if mailed or sent prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Triggering Event occurring on or prior to the Change of Control Payment Date.
On the Change of Control Payment Date, the Company shall, to the extent lawful:
(1)    accept for payment all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer;
(2)    deposit with the paying agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered; and
(3)    deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Notes or portions of Notes being repurchased.
The Company shall not be required to make a Change of Control Offer upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and the third party repurchases all Notes properly tendered and not withdrawn under its offer. In addition, the Company shall not repurchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default, other than a default in the payment of the Change of Control Payment upon a Change of Control Triggering Event.
In addition, if holders of not less than 90% in aggregate principal amount of the Notes validly tender and do not withdraw such notes in a Change of Control Offer and the Company, or any third party making such an offer in lieu of us as described above, purchases all of such Notes properly tendered and not withdrawn by such holders, the Company or such third party will have the right, upon not less than 10 days’ nor more than 60 days’ prior notice (provided that such notice is given not more than 60 days following such repurchase pursuant to the change of control offer described above) to redeem all such notes that remain outstanding following such tender offer on a date specified in such notice (the “Second Change of Control Payment Date”) and at a price in cash equal to 101% of the aggregate principal amount of the Notes repurchased
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plus accrued and unpaid interest, if any, on the Notes repurchased to, but excluding, the Second Change of Control Payment Date.
The Company shall comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any such securities laws or regulations conflict with the Change of Control Offer provisions of the Notes, the Company shall comply with those securities laws and regulations and shall not be deemed to have breached its obligations under the Change of Control Offer provisions of the Notes by virtue of any such conflict.
For purposes of the Change of Control Offer provisions of the Notes, the following definitions shall apply:
“Change of Control” means the occurrence of any of the following: (1) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act), other than the Company or one of its subsidiaries, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the Company’s Voting Stock or other Voting Stock into which the Company’s Voting Stock is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares; (2) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the Company’s assets and the assets of its subsidiaries, taken as a whole, to one or more “persons” (as that term is defined in the Indenture), other than the Company or one of its subsidiaries or (3) the adoption of a plan relating to the Company’s liquidation or dissolution. Notwithstanding the foregoing, a transaction shall not be deemed to be a Change of Control if (1) the Company becomes a direct or indirect wholly-owned subsidiary of a holding company and (2)(A) the direct or indirect holders of the Voting Stock of such holding company immediately following that transaction are substantially the same as the holders of the Company’s Voting Stock immediately prior to that transaction or (B) immediately following that transaction no “person” (as that term is used in Section 13(d)(3) of the Exchange Act) (other than a holding company satisfying the requirements of this sentence) is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of such holding company.
“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event.
“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, and the equivalent investment grade credit rating from any replacement Rating Agency or Rating Agencies.
“Moody’s” means Moody’s Investors Service, Inc.
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“Rating Agencies” means (1) each of Moody’s and S&P, and (2) if either Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act selected by the Company (as certified by a resolution of the Company’s Board of Directors) as a replacement agency for Moody’s or S&P, or both of them, as the case may be.
“Rating Event” means the rating on the Notes is lowered by each of the Rating Agencies and the Notes are rated below an Investment Grade Rating by each of the Rating Agencies on any day within the 60-day period (which 60-day period will be extended so long as the rating of the Notes is under publicly announced consideration for a possible downgrade by any of the Rating Agencies but no longer than 180 days) after the earlier of (1) the occurrence of a Change of Control and (2) public notice of the Company’s intention to effect a Change of Control; provided, however, that a Rating Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Rating Event for purposes of the definition of Change of Control Triggering Event) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm to the Company in writing at the Company’s request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control has occurred at the time of the Rating Event).
“S&P” means S&P Global Ratings, a division of S&P Global, Inc.
“Voting Stock” means, with respect to any specified “person” (as that term is used in Section 13(d)(3) of the Exchange Act), as of any date, the capital stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.
The Company’s obligation to make a Change of Control Offer as set forth herein shall be subject to the covenant defeasance provisions of Section 13.02(c) of the Indenture.
If an Event of Default, with respect to the Notes shall have occurred and be continuing, the principal of this Note may be declared due and payable in the manner and with the effect set forth in the Indenture.
The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of such series subject to the limitations set forth in the Indenture. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of such series may on behalf of the Holders of all the Securities of such series waive any such past default or Event of Default and its consequences. The preceding
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sentence shall not, however, apply to a default in the payment of the principal of or premium, if any, or interest on the Notes. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and any Notes which may be issued in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.
No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligations of the Company, which are absolute and unconditional, to pay the principal of, and any premium and interest on, this Note in the manner and at the respective times herein provided.
The Notes are issuable in registered form without coupons in denominations of $2,000 and any multiple of $1,000 in excess thereof. In the manner and subject to the limitations provided in the Indenture, but without the payment of any service charge, Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations at the designated corporate trust office or agency of the Trustee in the City of New York.
There is no sinking fund for the retirement of the Notes.
Upon due presentment for registration of transfer of this Note at the designated corporate trust office or agency of the Trustee in the City of New York, a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.
Prior to due presentment for registration of transfer, the Company, the Trustee and any agent of the Company, or the Trustee may treat the registered Holder hereof as the owner of this Note (whether or not this Note shall be overdue), for the purpose of receiving payment of the principal hereof and premium, if any, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Company, nor the Trustee nor any agent of the Company, or the Trustee shall be affected by any notice to the contrary.
No recourse under or upon any obligation, covenant or agreement contained in the Indenture or any indenture supplemental thereto or in any Note, or because of any indebtedness evidenced thereby, shall be had against any incorporator or against any past, present or future stockholder, employee, officer or director, as such, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability and any and all such claims being expressly waived and released as a condition of, and as a consideration for, the execution of the supplement to the Indenture and issue hereof of the Notes.
This Note is the senior unsecured and unsubordinated obligation of the Company and will rank on parity with all other unsecured and unsubordinated indebtedness of the Company, including any other Securities issued under the Indenture.
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[FORM OF TRANSFER NOTICE]
FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto
Insert Taxpayer Identification No. _________________
Please print or typewrite name and address including zip code of assignee the within Note and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Note on the books of the Company with full power of substitution in the premises.

By:

Date:

Schedule I
[Include as Schedule I only for a Global Note]
BAXTER INTERNATIONAL INC.
4.450% Senior Notes due 2029

No. A -	$__________
The initial principal amount of this Note is $[_______]

Date	Principal Amount	Notation Explaining Principal Amount Recorded	Authorized Signature of Trustee or Custodian

EXHIBIT A-2
[FACE OF NOTE]
Each Global Note shall bear the following legend:
[THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR TO A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.]
Each Global Note having The Depository Trust Company as the Depositary shall have the following legend:
[UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUIRED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

CUSIP No. 071813 DD8
ISIN US071813DD83
BAXTER INTERNATIONAL INC.
4.900% Senior Notes due 2030

No. A-	$__________
Baxter International Inc., a Delaware corporation (the “Company”), for value received, hereby promises to pay to ________ or registered assigns, at the office or agency of the Company in the City of New York, the principal sum [of ___________ DOLLARS ($__________)]7 [set forth on Schedule I attached hereto (as the same may be revised from time to time)]8 on December 15, 2030, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semiannually on June 15 and December 15 of each year, commencing on June 15, 2026, on said principal sum at said office or agency, in like coin or currency, at the rate per annum specified in the title of this Note, from the June 15 and December 15, as the case may be, next preceding the date of this Note to which interest has been paid on the Notes, unless the date hereof is a date to which interest has been paid on the Notes, in which case from the date of this Note, or unless no interest has been paid on the Notes, in which case from December 4, 2025 until payment of said principal sum has been made or duly provided for; provided, that payment of interest may be made at the option of the Company by check mailed to the address of the person entitled thereto as such address shall appear on the Security Register or by wire transfer to an account maintained by the payee with a bank located in the United States.
Notwithstanding the foregoing, if the date hereof is after [May 31 or November 30, as the case may be, and before the following June 15 or December 15]9 [the Business Day (as defined herein) immediately prior to the following June 15 or December 15 and before such June 15 or December 15]10, this Note shall bear interest from such June 15 and December 15; provided, that, if the Company shall default in the payment of interest due on such June 15 and December 15, then this Note shall bear interest from the next preceding June 15 and December 15, to which interest has been paid on the Notes or, if no interest has been paid on the Notes, from December 4, 2025. The interest so payable on any June 15 and December 15, will, subject to certain exceptions provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Note is registered at the close of business on [the May 31 or November 30 (whether or not a Business Day (as defined herein)), as the case may be, preceding such June 15 and December 15]11 [the Business Day (as defined herein) immediately prior to such June 15 and December 15]12. Interest on this Note will be calculated on the basis of a 360-day year of twelve 30-day months.
7 Insert for Certificated Notes.
8 Insert for Global Notes.
9 Insert for Certificated Notes.
10 Insert for Global Notes.
11 Insert for Certificated Notes.
12 Insert for Global Notes.

Reference is made to the further provisions of this Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.
This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to on the reverse hereof.
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IN WITNESS WHEREOF, Baxter International Inc. has caused this instrument to be duly executed on the date set forth below.
Dated:

BAXTER INTERNATIONAL INC.

By:
Name:
Title:

(FORM OF CERTIFICATION OF AUTHENTICATION)
CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the series designated herein issued under the within-mentioned Indenture.
Dated:

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,
as Trustee

By:
Authorized Signatory

REVERSE SIDE OF NOTE
BAXTER INTERNATIONAL INC.
4.900% Senior Notes due 2030
This Note is one of a duly authorized issue of Securities of the Company of the series hereinafter specified, all issued or to be issued under and pursuant to an Indenture, dated as of July 29, 2021 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of December 4, 2025 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and U.S. Bank Trust Company, National Association, as trustee (herein called the “Trustee” which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Securities. This Note is one of a series of Securities of the Company designated as the 4.900% Senior Notes due 2030 (the “Notes”), initially limited in aggregate principal amount of $700,000,000, subject to the issuance of additional Notes as provided in the Indenture. Terms used but not defined herein shall have the respective meanings set forth in the Indenture.
As provided in Section 2.05 of the First Supplemental Indenture, the interest rate payable on this Note will be subject to adjustment from time to time (1) if either Moody’s or S&P downgrades (or subsequently upgrades) the debt rating applicable to the Notes (a “Rating”) or (2) if either Moody’s or S&P ceases to rate the Notes or fails to make a Rating of the Notes publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) under the Exchange Act selected by the Company as a replacement agency for Moody’s or S&P, downgrades (or subsequently upgrades), or discontinues, a Rating of the Notes.
If any Interest Payment Date, maturity date or redemption date of this Note falls on a day that is not a Business Day, payment will be made on the next succeeding Business Day, and no interest will accrue for the period from and after such Interest Payment Date, maturity date or redemption date, as the case may be, to the next succeeding Business Day. As used in this Note, the term “Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the City of New York are authorized or obligated by or pursuant to law, regulation or executive order to close.
The Indenture contains provisions for the defeasance at any time of the entire indebtedness of the Notes or certain covenants set forth in the Indenture applicable to the Notes upon compliance by the Company of certain conditions set forth therein, which provisions apply to this Note.
Prior to November 15, 2030 (such date, the “Par Call Date”), the Company may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:
(3)(a) the sum of the present value of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points, less (b) interest accrued to the date of redemption, and
(4)100% of the principal amount of the Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to, but excluding, the redemption date.
On or after the Par Call Date, the Company may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.
“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs.
The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities-Treasury constant maturities-Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields - one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life - and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.
If on the third business day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.
The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.
Any redemption made at the option of the Company (an “Optional Redemption”) shall be made upon not less than 10 days nor more than 60 days’ prior notice before the redemption date to the Holders, except that notice may be given more than 60 days prior to the date fixed for redemption if the notice is issued in connection with a defeasance, covenant defeasance or satisfaction and discharge. Any such notice of redemption may, in the Company’s discretion, be given subject to the satisfaction of one or more conditions precedent. In that case, such notice of redemption shall describe each such condition, and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied or waived by the Company by the relevant redemption date. In the case of a partial redemption, selection of the Notes for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the Note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the Holder of the Note upon surrender for cancellation of the original Note. For so long as the Notes are held by DTC (or another Depositary), the redemption of the Notes shall be done in accordance with the policies and procedures of the Depositary. Unless the Company defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Notes or portions thereof called for redemption.
If a Change of Control Triggering Event (as defined below) occurs, unless the Company has exercised its option to redeem the Notes (as described above), the Company shall be required to make an offer (the “Change of Control Offer”) to each holder of the Notes to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that holder’s Notes on the terms set forth below. In the Change of Control Offer, the Company shall be required to offer payment in cash equal to 101% of the aggregate principal amount of Notes repurchased, plus accrued and unpaid interest, if any, on the Notes repurchased to, but excluding, the date of repurchase (the “Change of Control Payment”), subject to the right of holders of record of the Notes on the relevant Record Date to receive interest due on the relevant Interest Payment Date. Within 30 days following any Change of Control Triggering Event or, at the option of the Company, prior to any Change of Control, but after public announcement of the transaction that constitutes or may constitute the Change of Control, a notice shall be mailed (or, with respect to Global Notes, to the extent permitted or required by applicable Depositary procedures, sent electronically) to holders of the Notes with a copy to the Trustee describing the transaction that constitutes or may constitute the Change of Control Triggering Event and offering to repurchase the Notes on the date specified in the notice, which date shall be no earlier than 30 days and no later than 60 days from the date such notice is mailed or sent (the “Change of Control Payment Date”). The notice shall, if mailed or sent prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Triggering Event occurring on or prior to the Change of Control Payment Date.
On the Change of Control Payment Date, the Company shall, to the extent lawful:
(4)    accept for payment all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer;
(5)    deposit with the paying agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered; and
(6)    deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Notes or portions of Notes being repurchased.
The Company shall not be required to make a Change of Control Offer upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and the third party repurchases all Notes properly tendered and not withdrawn under its offer. In addition, the Company shall not repurchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default, other than a default in the payment of the Change of Control Payment upon a Change of Control Triggering Event.
In addition, if holders of not less than 90% in aggregate principal amount of the Notes validly tender and do not withdraw such notes in a Change of Control Offer and the Company, or any third party making such an offer in lieu of us as described above, purchases all of such Notes properly tendered and not withdrawn by such holders, the Company or such third party will have the right, upon not less than 10 days’ nor more than 60 days’ prior notice (provided that such notice is given not more than 60 days following such repurchase pursuant to the change of control offer described above) to redeem all such notes that remain outstanding following such tender offer on a date specified in such notice (the “Second Change of Control Payment Date”) and at a price in cash equal to 101% of the aggregate principal amount of the Notes repurchased plus accrued and unpaid interest, if any, on the Notes repurchased to, but excluding, the Second Change of Control Payment Date.

The Company shall comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any such securities laws or regulations conflict with the Change of Control Offer provisions of the Notes, the Company shall comply with those securities laws and regulations and shall not be deemed to have breached its obligations under the Change of Control Offer provisions of the Notes by virtue of any such conflict.
For purposes of the Change of Control Offer provisions of the Notes, the following definitions shall apply:
“Change of Control” means the occurrence of any of the following: (1) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act), other than the Company or one of its subsidiaries, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the Company’s Voting Stock or other Voting Stock into which the Company’s Voting Stock is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares; (2) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the Company’s assets and the assets of its subsidiaries, taken as a whole, to one or more “persons” (as that term is defined in the Indenture), other than the Company or one of its subsidiaries or (3) the adoption of a plan relating to the Company’s liquidation or dissolution. Notwithstanding the foregoing, a transaction shall not be deemed to be a Change of Control if (1) the Company becomes a direct or indirect wholly-owned subsidiary of a holding company and (2)(A) the direct or indirect holders of the Voting Stock of such holding company immediately following that transaction are substantially the same as the holders of the Company’s Voting Stock immediately prior to that transaction or (B) immediately following that transaction no “person” (as that term is used in Section 13(d)(3) of the Exchange Act) (other than a holding company satisfying the requirements of this sentence) is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of such holding company.
“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event.
“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, and the equivalent investment grade credit rating from any replacement Rating Agency or Rating Agencies.
“Moody’s” means Moody’s Investors Service, Inc.
“Rating Agencies” means (1) each of Moody’s and S&P, and (2) if either Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act selected by the Company (as certified by a resolution of the Company’s Board of Directors) as a replacement agency for Moody’s or S&P, or both of them, as the case may be.
“Rating Event” means the rating on the Notes is lowered by each of the Rating Agencies and the Notes are rated below an Investment Grade Rating by each of the Rating Agencies on any day within the 60-day period (which 60-day period will be extended so long as the rating of the Notes is under publicly announced consideration for a possible downgrade by any of the Rating Agencies but no longer than 180 days) after the earlier of (1) the occurrence of a Change of Control and (2) public notice of the Company’s intention to effect a Change of Control; provided, however, that a Rating Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Rating Event for purposes of the definition of Change of Control Triggering Event) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm to the Company in writing at the Company’s request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control has occurred at the time of the Rating Event).
“S&P” means S&P Global Ratings, a division of S&P Global, Inc.
“Voting Stock” means, with respect to any specified “person” (as that term is used in Section 13(d)(3) of the Exchange Act), as of any date, the capital stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.
The Company’s obligation to make a Change of Control Offer as set forth herein shall be subject to the covenant defeasance provisions of Section 13.02(c) of the Indenture.
If an Event of Default, with respect to the Notes shall have occurred and be continuing, the principal of this Note may be declared due and payable in the manner and with the effect set forth in the Indenture.
The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of such series subject to the limitations set forth in the Indenture. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of such series may on behalf of the Holders of all the Securities of such series waive any such past default or Event of Default and its consequences. The preceding sentence shall not, however, apply to a default in the payment of the principal of or premium, if any, or interest on the Notes. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and any Notes which may be issued in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.
No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligations of the Company, which are absolute and unconditional, to pay the principal of, and any premium and interest on, this Note in the manner and at the respective times herein provided.
The Notes are issuable in registered form without coupons in denominations of $2,000 and any multiple of $1,000 in excess thereof. In the manner and subject to the limitations provided in the Indenture, but without the payment of any service charge, Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations at the designated corporate trust office or agency of the Trustee in the City of New York.
There is no sinking fund for the retirement of the Notes.
Upon due presentment for registration of transfer of this Note at the designated corporate trust office or agency of the Trustee in the City of New York, a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.
Prior to due presentment for registration of transfer, the Company, the Trustee and any agent of the Company, or the Trustee may treat the registered Holder hereof as the owner of this Note (whether or not this Note shall be overdue), for the purpose of receiving payment of the principal hereof and premium, if any, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Company, nor the Trustee nor any agent of the Company, or the Trustee shall be affected by any notice to the contrary.
No recourse under or upon any obligation, covenant or agreement contained in the Indenture or any indenture supplemental thereto or in any Note, or because of any indebtedness evidenced thereby, shall be had against any incorporator or against any past, present or future stockholder, employee, officer or director, as such, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability and any and all such claims being expressly waived and released as a condition of, and as a consideration for, the execution of the supplement to the Indenture and issue hereof of the Notes.
This Note is the senior unsecured and unsubordinated obligation of the Company and will rank on parity with all other unsecured and unsubordinated indebtedness of the Company, including any other Securities issued under the Indenture.

[FORM OF TRANSFER NOTICE]
FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto
Insert Taxpayer Identification No. _________________
Please print or typewrite name and address including zip code of assignee the within Note and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Note on the books of the Company with full power of substitution in the premises.

By:

Date:

Schedule I
[Include as Schedule I only for a Global Note]
BAXTER INTERNATIONAL INC.
4.900% Senior Notes due 2030

No. A -	$__________
The initial principal amount of this Note is $[_______]

Date	Principal Amount	Notation Explaining Principal Amount Recorded	Authorized Signature of Trustee or Custodian

EXHIBIT A-3
[FACE OF NOTE]
Each Global Note shall bear the following legend:
[THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR TO A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.]
Each Global Note having The Depository Trust Company as the Depositary shall have the following legend:
[UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUIRED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

CUSIP No. 071813 DE6
ISIN US071813DE66
BAXTER INTERNATIONAL INC.
5.650% Senior Notes due 2035

No. A-	$__________
Baxter International Inc., a Delaware corporation (the “Company”), for value received, hereby promises to pay to ________ or registered assigns, at the office or agency of the Company in the City of New York, the principal sum [of ___________ DOLLARS ($__________)]13 [set forth on Schedule I attached hereto (as the same may be revised from time to time)]14 on December 15, 2035, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semiannually on June 15 and December 15 of each year, commencing on June 15, 2026, on said principal sum at said office or agency, in like coin or currency, at the rate per annum specified in the title of this Note, from the June 15 and December 15, as the case may be, next preceding the date of this Note to which interest has been paid on the Notes, unless the date hereof is a date to which interest has been paid on the Notes, in which case from the date of this Note, or unless no interest has been paid on the Notes, in which case from December 4, 2025 until payment of said principal sum has been made or duly provided for; provided, that payment of interest may be made at the option of the Company by check mailed to the address of the person entitled thereto as such address shall appear on the Security Register or by wire transfer to an account maintained by the payee with a bank located in the United States.
Notwithstanding the foregoing, if the date hereof is after [May 31 or November 30, as the case may be, and before the following June 15 or December 15]15 [the Business Day (as defined herein) immediately prior to the following June 15 or December 15 and before such June 15 or December 15]16, this Note shall bear interest from such June 15 and December 15; provided, that, if the Company shall default in the payment of interest due on such June 15 and December 15, then this Note shall bear interest from the next preceding June 15 and December 15, to which interest has been paid on the Notes or, if no interest has been paid on the Notes, from December 4, 2025. The interest so payable on any June 15 and December 15, will, subject to certain exceptions provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Note is registered at the close of business on [the May 31 or November 30 (whether or not a Business Day (as defined herein)), as the case may be, preceding such June 15 and December 15]17 [the Business Day (as defined herein) immediately prior to such June 15 and December 15]18. Interest on this Note will be calculated on the basis of a 360-day year of twelve 30-day months.
13 Insert for Certificated Notes.
14 Insert for Global Notes.
15 Insert for Certificated Notes.
16 Insert for Global Notes.
17 Insert for Certificated Notes.
18 Insert for Global Notes.

Reference is made to the further provisions of this Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.
This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to on the reverse hereof.
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IN WITNESS WHEREOF, Baxter International Inc. has caused this instrument to be duly executed on the date set forth below.
Dated:

BAXTER INTERNATIONAL INC.

By:
Name:
Title:
1

(FORM OF CERTIFICATION OF AUTHENTICATION)
CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the series designated herein issued under the within-mentioned Indenture.
Dated:

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,
as Trustee

By:
Authorized Signatory

REVERSE SIDE OF NOTE
BAXTER INTERNATIONAL INC.
5.650% Senior Notes due 2035
This Note is one of a duly authorized issue of Securities of the Company of the series hereinafter specified, all issued or to be issued under and pursuant to an Indenture, dated as of July 29, 2021 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of December 4, 2025 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and U.S. Bank Trust Company, National Association, as trustee (herein called the “Trustee” which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Securities. This Note is one of a series of Securities of the Company designated as the 5.650% Senior Notes due 2035 (the “Notes”), initially limited in aggregate principal amount of $1,000,000,000, subject to the issuance of additional Notes as provided in the Indenture. Terms used but not defined herein shall have the respective meanings set forth in the Indenture.
As provided in Section 2.05 of the First Supplemental Indenture, the interest rate payable on this Note will be subject to adjustment from time to time (1) if either Moody’s or S&P downgrades (or subsequently upgrades) the debt rating applicable to the Notes (a “Rating”) or (2) if either Moody’s or S&P ceases to rate the Notes or fails to make a Rating of the Notes publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) under the Exchange Act selected by the Company as a replacement agency for Moody’s or S&P, downgrades (or subsequently upgrades), or discontinues, a Rating of the Notes.
If any Interest Payment Date, maturity date or redemption date of this Note falls on a day that is not a Business Day, payment will be made on the next succeeding Business Day, and no interest will accrue for the period from and after such Interest Payment Date, maturity date or redemption date, as the case may be, to the next succeeding Business Day. As used in this Note, the term “Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the City of New York are authorized or obligated by or pursuant to law, regulation or executive order to close.
The Indenture contains provisions for the defeasance at any time of the entire indebtedness of the Notes or certain covenants set forth in the Indenture applicable to the Notes upon compliance by the Company of certain conditions set forth therein, which provisions apply to this Note.
Prior to September 15, 2035 (such date, the “Par Call Date”), the Company may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:
(5)(a) the sum of the present value of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points, less (b) interest accrued to the date of redemption, and
(6)100% of the principal amount of the Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to, but excluding, the redemption date.
On or after the Par Call Date, the Company may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.
“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs.
The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities-Treasury constant maturities-Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields - one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life - and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.
If on the third business day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on,
2

or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.
The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.
Any redemption made at the option of the Company (an “Optional Redemption”) shall be made upon not less than 10 days nor more than 60 days’ prior notice before the redemption date to the Holders, except that notice may be given more than 60 days prior to the date fixed for redemption if the notice is issued in connection with a defeasance, covenant defeasance or satisfaction and discharge. Any such notice of redemption may, in the Company’s discretion, be given subject to the satisfaction of one or more conditions precedent. In that case, such notice of redemption shall describe each such condition, and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied or waived by the Company by the relevant redemption date. In the case of a partial redemption, selection of the Notes for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the Note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the Holder of the Note upon surrender for cancellation of the original Note. For so long as the Notes are held by DTC (or another Depositary), the redemption of the Notes shall be done in accordance with the policies and procedures of the Depositary. Unless the Company defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Notes or portions thereof called for redemption.
If a Change of Control Triggering Event (as defined below) occurs, unless the Company has exercised its option to redeem the Notes (as described above), the Company shall be required to make an offer (the “Change of Control Offer”) to each holder of the Notes to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that holder’s Notes on the terms set forth below. In the Change of Control Offer, the Company shall be required to offer payment in cash equal to 101% of the aggregate principal amount of Notes
3

repurchased, plus accrued and unpaid interest, if any, on the Notes repurchased to, but excluding, the date of repurchase (the “Change of Control Payment”), subject to the right of holders of record of the Notes on the relevant Record Date to receive interest due on the relevant Interest Payment Date. Within 30 days following any Change of Control Triggering Event or, at the option of the Company, prior to any Change of Control, but after public announcement of the transaction that constitutes or may constitute the Change of Control, a notice shall be mailed (or, with respect to Global Notes, to the extent permitted or required by applicable Depositary procedures, sent electronically) to holders of the Notes with a copy to the Trustee describing the transaction that constitutes or may constitute the Change of Control Triggering Event and offering to repurchase the Notes on the date specified in the notice, which date shall be no earlier than 30 days and no later than 60 days from the date such notice is mailed or sent (the “Change of Control Payment Date”). The notice shall, if mailed or sent prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Triggering Event occurring on or prior to the Change of Control Payment Date.
On the Change of Control Payment Date, the Company shall, to the extent lawful:
(7)    accept for payment all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer;
(8)    deposit with the paying agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered; and
(9)    deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Notes or portions of Notes being repurchased.
The Company shall not be required to make a Change of Control Offer upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and the third party repurchases all Notes properly tendered and not withdrawn under its offer. In addition, the Company shall not repurchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default, other than a default in the payment of the Change of Control Payment upon a Change of Control Triggering Event.
In addition, if holders of not less than 90% in aggregate principal amount of the Notes validly tender and do not withdraw such notes in a Change of Control Offer and the Company, or any third party making such an offer in lieu of us as described above, purchases all of such Notes properly tendered and not withdrawn by such holders, the Company or such third party will have the right, upon not less than 10 days’ nor more than 60 days’ prior notice (provided that such notice is given not more than 60 days following such repurchase pursuant to the change of control offer described above) to redeem all such notes that remain outstanding following such tender offer on a date specified in such notice (the “Second Change of Control Payment Date”) and at a price in cash equal to 101% of the aggregate principal amount of the Notes repurchased plus accrued and unpaid interest, if any, on the Notes repurchased to, but excluding, the Second Change of Control Payment Date.
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The Company shall comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any such securities laws or regulations conflict with the Change of Control Offer provisions of the Notes, the Company shall comply with those securities laws and regulations and shall not be deemed to have breached its obligations under the Change of Control Offer provisions of the Notes by virtue of any such conflict.
For purposes of the Change of Control Offer provisions of the Notes, the following definitions shall apply:
“Change of Control” means the occurrence of any of the following: (1) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act), other than the Company or one of its subsidiaries, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the Company’s Voting Stock or other Voting Stock into which the Company’s Voting Stock is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares; (2) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the Company’s assets and the assets of its subsidiaries, taken as a whole, to one or more “persons” (as that term is defined in the Indenture), other than the Company or one of its subsidiaries or (3) the adoption of a plan relating to the Company’s liquidation or dissolution. Notwithstanding the foregoing, a transaction shall not be deemed to be a Change of Control if (1) the Company becomes a direct or indirect wholly-owned subsidiary of a holding company and (2)(A) the direct or indirect holders of the Voting Stock of such holding company immediately following that transaction are substantially the same as the holders of the Company’s Voting Stock immediately prior to that transaction or (B) immediately following that transaction no “person” (as that term is used in Section 13(d)(3) of the Exchange Act) (other than a holding company satisfying the requirements of this sentence) is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of such holding company.
“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event.
“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, and the equivalent investment grade credit rating from any replacement Rating Agency or Rating Agencies.
“Moody’s” means Moody’s Investors Service, Inc.
“Rating Agencies” means (1) each of Moody’s and S&P, and (2) if either Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act selected by the Company (as certified by a
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resolution of the Company’s Board of Directors) as a replacement agency for Moody’s or S&P, or both of them, as the case may be.
“Rating Event” means the rating on the Notes is lowered by each of the Rating Agencies and the Notes are rated below an Investment Grade Rating by each of the Rating Agencies on any day within the 60-day period (which 60-day period will be extended so long as the rating of the Notes is under publicly announced consideration for a possible downgrade by any of the Rating Agencies but no longer than 180 days) after the earlier of (1) the occurrence of a Change of Control and (2) public notice of the Company’s intention to effect a Change of Control; provided, however, that a Rating Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Rating Event for purposes of the definition of Change of Control Triggering Event) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm to the Company in writing at the Company’s request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control has occurred at the time of the Rating Event).
“S&P” means S&P Global Ratings, a division of S&P Global, Inc.
“Voting Stock” means, with respect to any specified “person” (as that term is used in Section 13(d)(3) of the Exchange Act), as of any date, the capital stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.
The Company’s obligation to make a Change of Control Offer as set forth herein shall be subject to the covenant defeasance provisions of Section 13.02(c) of the Indenture.
If an Event of Default, with respect to the Notes shall have occurred and be continuing, the principal of this Note may be declared due and payable in the manner and with the effect set forth in the Indenture.
The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of such series subject to the limitations set forth in the Indenture. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of such series may on behalf of the Holders of all the Securities of such series waive any such past default or Event of Default and its consequences. The preceding sentence shall not, however, apply to a default in the payment of the principal of or premium, if any, or interest on the Notes. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and any Notes which may be issued in exchange
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or substitution herefor, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.
No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligations of the Company, which are absolute and unconditional, to pay the principal of, and any premium and interest on, this Note in the manner and at the respective times herein provided.
The Notes are issuable in registered form without coupons in denominations of $2,000 and any multiple of $1,000 in excess thereof. In the manner and subject to the limitations provided in the Indenture, but without the payment of any service charge, Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations at the designated corporate trust office or agency of the Trustee in the City of New York.
There is no sinking fund for the retirement of the Notes.
Upon due presentment for registration of transfer of this Note at the designated corporate trust office or agency of the Trustee in the City of New York, a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.
Prior to due presentment for registration of transfer, the Company, the Trustee and any agent of the Company, or the Trustee may treat the registered Holder hereof as the owner of this Note (whether or not this Note shall be overdue), for the purpose of receiving payment of the principal hereof and premium, if any, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Company, nor the Trustee nor any agent of the Company, or the Trustee shall be affected by any notice to the contrary.
No recourse under or upon any obligation, covenant or agreement contained in the Indenture or any indenture supplemental thereto or in any Note, or because of any indebtedness evidenced thereby, shall be had against any incorporator or against any past, present or future stockholder, employee, officer or director, as such, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability and any and all such claims being expressly waived and released as a condition of, and as a consideration for, the execution of the supplement to the Indenture and issue hereof of the Notes.
This Note is the senior unsecured and unsubordinated obligation of the Company and will rank on parity with all other unsecured and unsubordinated indebtedness of the Company, including any other Securities issued under the Indenture.
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[FORM OF TRANSFER NOTICE]
FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto
Insert Taxpayer Identification No. _________________
Please print or typewrite name and address including zip code of assignee the within Note and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Note on the books of the Company with full power of substitution in the premises.

By:

Date:
1

Schedule I
[Include as Schedule I only for a Global Note]
BAXTER INTERNATIONAL INC.
5.650% Senior Notes due 2035

No. A -	$__________
The initial principal amount of this Note is $[_______]

Date	Principal Amount	Notation Explaining Principal Amount Recorded	Authorized Signature of Trustee or Custodian

[Signature Page to Indenture]